SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND, INC. (the "Fund")

CLASS A SHARES
CLASS B SHARES

Supplement dated July 28, 1997 to Prospectuses dated September 27,
1996

The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the Prospectus of each of the Class A shares and Class B shares of the Fund (each a "Prospectus") under the section "Purchase of Shares":

The minimum initial investment in each Portfolio is
$1,000,000.  The minimum subsequent investment is $50.
____________________________________________________________


The information contained in the Prospectus under the section
"Redemption of Shares" is replaced in its entirety as follows:

Redemption of Shares. Shareholders may redeem their shares without charge on any day the Fund calculates its net asset value. See "Valuation of Shares." Redemption requests received in proper form prior to 2:00 p.m. (12:00 noon in the case of the Municipal Portfolio), New York time, are priced at the net asset value as next determined. Redemption requests received after 2:00 p.m. (12:00 noon in the case of the Municipal Portfolio), New York time, will not be accepted and a new redemption request should be submitted on the following day that the Fund calculates its net asset value. Redemption requests must be made through Smith Barney Inc. ("Smith Barney"), a broker that clears securities transactions on a fully disclosed basis (an "Introducing Broker") or the securities dealer in the selling group through whom the shares were purchased, except that shareholders who purchased shares of the Fund from First Data Investor Services Group, Inc. ("First Data") may also redeem shares directly through First Data. A shareholder desiring to redeem shares represented by certificates also must present the certificates to Smith Barney, the Introducing Broker or First Data endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until certificates are received by First Data in proper form.

Shares held at Smith Barney. A redemption request received by Smith Barney in proper form before 2:00 p.m. (12:00 noon in the case of the Municipal Portfolio) will not earn a dividend on the day the request is received and redemption proceeds will be credited to a shareholder's account on the same day.

Shares held at First Data.  A shareholder who
purchased shares of the Fund directly through First Data may redeem shares through First Data in the manner described in the Prospectus under "Expedited Redemption Procedures" and "Ordinary Redemption Procedures".
___________________________________________________________


The following supplements and, to the extent inconsistent therewith, supersedes the information contained in each Prospectus of the Fund under the section "Investment Objectives and Policies
- The Cash Portfolio - Obligations of Financial Institutions":

The Cash Portfolio may purchase fixed time deposits
maturing in less than one year, provided, however,
that fixed time deposits maturing in more than seven
calendar days shall be considered illiquid securities.
____________________________________________________________


The following replaces in its entirety the section of each Prospectus entitled "Investment Objectives and Policies - The
Municipal Portfolio - Tender Option Bonds":

Derivative Products - The Municipal Portfolio may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the Portfolio holds an interest in one or more underlying bonds coupled with a conditional right to sell ("put") the Portfolio's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider").
Typically, a derivative product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender
Option Bonds", which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products", in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate;
and (3) "Partnerships", which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal obligations. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of the Portfolio. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the Portfolio receives an opinion of legal counsel to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the
"IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

The Portfolio intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the Portfolio's investment objective and policies. The
Portfolio will not use such instruments to leverage securities. Hence, derivative products' contributions to the overall market risk characteristics of a Portfolio will not materially alter its risk profile and will be fully consistent with the Portfolio's maturity guidelines.

FD 01316